SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 19, 2004

                           Newmont Mining Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
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                            (Commission File Number)

                                   84-1611629
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                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
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               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On August 20, 2004, Newmont Mining Corporation (the "Company") announced that on August 19, 2004, the operations at its Ovacik mine in Turkey have been halted as a result of a recent court decision.

      A copy of the Company's news release is furnished as an exhibit to this Current Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) None.

(b) None.

(c) Exhibits

         Exhibit No.                        Description

         Exhibit 99.1                       News Release dated August 20, 2004


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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          By:  /s/ Thomas P. Mahoney
                                          Name:  Thomas P. Mahoney
                                          Title: Vice President and Treasurer

Dated:  August 20, 2004


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                                  EXHIBIT INDEX


Exhibit Number        Description of Exhibits

99.1                  News Release dated August 20, 2004